Harbor Real Return Fund
Supplement to Prospectus dated December 1, 2005

The Harbor Real Return Fund has amended its policy regarding the declaration of dividends from net investment income. Dividends from net investment income are now declared quarterly and paid quarterly.

The language under Dividends, Distributions and Taxes regarding the declaration of dividends is therefore changed as follows:

Dividends, Distributions and Taxes
The fund declares any dividends from net investment income quarterly and pays those dividends quarterly.

Dated:  January 10, 2006